SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 8, 2002

SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and Servicing Agreement, dated as of November 1, 2002, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2002-3)

         Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction Of Incorporation)	333-67170 (Commission File Number)	52-1865887 (I.R.S. Employer Identification No.)

4880 Cox Road Glen Allen, Virginia (Address of Principal Executive Offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2002-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statements on Form S-3 (Registration File No. 333-67170) (together, the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $1,000,000 in aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV, Class A-IO, Class M-1, Class M-2 and Class B Certificates of its Mortgage Loan Asset Backed Certificates, Series 2002-3 on November 8, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated October 30, 2002, as supplemented by the Prospectus Supplement, dated September 25, 2001 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as November 1, 2002, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank Trust Company Americas, as trustee. The "Certificates" consist of the following classes: Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV, Class A-IO, Class M-1, Class M-2, Class B, Class S, Class P, Class C and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon,  residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $23,769,735.50 as of November 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement, dated October 30, 2002, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Greenwich Capital Markets, Inc., on behalf of the Underwriters.

4.1

Pooling and Servicing Agreement, dated as of November 1, 2002, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By:  /s/ Ernest G. Bretana

Ernest G. Bretana

Vice President

Dated:  November 22, 2002

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated October 30, 2002, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Greenwich Capital Markets, Inc., on behalf of the Underwriters.

4.1

Pooling and Servicing Agreement, dated as of  November 1, 2002, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank Trust Company Americas, as trustee.